Debt (Notes)	12 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Debt
Debt

June 30,	2015	2014
Domestic:
Fixed rate medium-term notes 3.30% to 6.55%, due 2018-2045	$2,675,000	$1,175,000
Foreign:
Bank loans, including revolving credit 1% to 11.75%, due 2016	322	322
Euro bonds 4.125%, due 2016	222,820	273,860
Japanese Yen credit facility JPY Libor plus 55 bps, due 2017	48,960	59,220
Other long-term debt, including capitalized leases	—	236
Total long-term debt	2,947,102	1,508,638
Less: Long-term debt payable within one year	223,142	496
Long-term debt, net	$2,723,960	$1,508,142

Principal amounts of long-term debt payable in the five years ending June 30, 2016 through 2020 are $223,142, $48,960, $450,000, $100,000 and $0, respectively.

During 2015, the Company issued $500,000 aggregate principal amount of ten-year medium-term notes, $500,000 aggregate principal amount of twenty-year medium-term notes and $500,000 aggregate principal amount of thirty-year medium-term notes. The ten-year medium-term notes are due in a balloon payment in November 2024 and carry an interest rate of 3.30 percent. The twenty-year medium-term notes are due in a balloon payment in November 2034 and carry an interest rate of 4.20 percent. The thirty-year medium-term notes are due in a balloon payment in November 2044 and carry an interest rate of 4.45 percent. Interest payments are due semi-annually. Debt issuance costs for all medium-term notes issued were approximately $15,018 and will be amortized over the term of the notes. The Company used a portion of the net proceeds from the notes issuance to repay outstanding commercial paper borrowings.
Lease Commitments - Future minimum rental commitments as of June 30, 2015, under non-cancelable operating leases, which expire at various dates, are as follows: 2016-$76,433; 2017-$53,066; 2018-$32,781; 2019-$17,935; 2020-$12,976 and after 2020-$42,851.
Rental expense in 2015, 2014 and 2013 was $125,657, $131,948 and $133,478, respectively.